Annual Report

HEALTH
SCIENCES
FUND

December 31, 1996


[LOGO OF T. ROWE PRICE APPEARS HERE]

   REPORT HIGHLIGHTS
   ----------------------------------------------------------------------------

 . The stock market had another outstanding year in 1996 amid moderate, noninflationary economic growth and strong cash flows into equity mutual funds.

 . In its debut year, the Health Sciences Fund gained a robust 26.75%, outpacing the broad market and other health care funds. In the second half, the fund returned a respectable 5.45%, lagging the overall market and slightly behind its peer group.

 . The fund withstood volatility in emerging-growth health care stocks, earning a positive return in each quarter. HMOs and smaller biotechnology stocks hindered returns, while large drug companies and medical device firms helped performance.

 . While health care valuations remain high, we are optimistic about their long-term prospects. Small biotech companies offer especially good potential.

FELLOW SHAREHOLDERS

The Health Sciences Fund had a good first year in 1996. Amid a strengthening economy, gradually rising long-term interest rates, and a stronger U.S. dollar, your fund surpassed the returns of the broad market as well as its Lipper peer group. While the bulk of its 26.75% annual return was earned during the first three months of the year, the fund withstood the volatility in emerging-growth health care stocks in July and October and earned a positive return in each quarter.

-----------------------
Performance Comparison
-----------------------------------------------------
Periods Ended 12/31/96           6 Months   12 Months
-----------------------------------------------------
Health Sciences Fund              5.45%       26.75%
 .....................................................
S&P 500                          11.68        22.96
 .....................................................
Lipper Health/Biotechnology
Fund Index                        5.60        13.18
 .....................................................

Larger-capitalization growth stocks, including drug companies, performed well in the last six months, but the fund's focus on smaller-cap biotechnology and medical device companies hurt relative performance. The fund's assets continued to grow during the second half of 1996, and we want to thank all shareholders for the confidence they have placed in us.

YEAR-END DISTRIBUTION

The fund's Directors declared a short-term capital gain of $0.40 per share. This distribution was paid on December 30 to shareholders of record on December 26. In early January, we mailed your check or statement reflecting this distribution, and Form 1099-DIV, reporting this payment for tax purposes, was sent later in the month.

INVESTMENT STRATEGY

Our strategy is to invest in innovative health care products and services without limitation by geography or by market capitalization. While managed care will continue to gain market share and place constraints on health care costs, we strongly believe that differentiated, cost-effective products and services driven by innovative technology will achieve attractive unit growth and pricing power. Fortunately, your fund's broad charter and flexible asset base permits us to diversify geographically and invest in companies of all sizes that offer this potential.

SECTOR DIVERSIFICATION
----------------------------------------------------
[Pie Chart Appears Here]

Pharmaceuticals  19%

Health Care Information Systems  4%

Hospital Supply and Medical Device Technology  18%

Alternate Site Health Care Delivery  8%

Laboratory Supplies and Equipment  4%

Biotechnology  23%

Physican Practice Management  6%

Reserves and Others  18%


Based on net assets as of 12/31/96.



While smaller companies are likely to be more volatile, they are also more likely to commercialize scientific advances and new service delivery models. To offset some of their increased risk, your fund takes positions in more seasoned companies with lower risk/return profiles. The past two years have been anomalies to some extent, with large-cap drug stocks posting strong gains as they benefited from consolidation and recovered from lows reached in the aftermath of the Clinton Administration's health care reform proposals.

As the pie chart indicates, your fund is well diversified across the health care universe, reducing risk while providing exposure to the many opportunities for growth in this area. Since excessive diversification can lead to mediocre returns and dilute our best ideas, we will increase our commitment to a position if additional research makes us more optimistic about a particular company or sector of health care. For example, we bought more shares in Warner-Lambert after interviews with physicians made us increasingly comfortable with the long-term potential of the company's oral drug for diabetes. Visits to customer sites for Stericycle's innovative medical waste management programs, along with background checks on management, persuaded us to increase our position in this unique company.

We also increased exposure to the biotechnology segment as conversations with several senior drug company executives confirmed our view that much of the innovation needed by the pharmaceutical industry resides in smaller, emerging biotech companies. We reduced overall weightings in the pharmaceuticals segment of the portfolio from 24% in June to 19% in December as valuations reached uncomfortable levels. At year-end, the fund's top 25 positions accounted for 48% of assets (as shown in the table following this letter).

In the development-stage company sector of the portfolio, we try to plant quality seeds for future growth. Since many of these companies are not profitable, we invest in management and business models that, over time, should result in attractive returns. Unfortunately, not all seeds germinate at the rate we initially expect, if they germinate at all. This requires disciplined pruning and weeding over time to allow proper cultivation of the stronger breeds.

In the fund's emerging-growth segment, we seek companies with the best managements and business models but also some history of successful financial performance. However, we will occasionally invest in emerging-growth companies after a "glitch" has led Wall Street to all but abandon them, as long as we are comfortable with management, balance sheet and cash flow characteristics, and the long-term business opportunity.

In the larger-capitalization part of the fund, we pay closer attention to valuation and monitor the progress a company is making relative to preestablished milestones. At the end of 1996, development-stage companies accounted for 27.6% of assets; emerging-growth companies, 27.8%; and larger-capitalization companies, 41.3%. The remaining 3.3% was in cash reserves.

PORTFOLIO REVIEW

An analysis of contributions to the fund's share price over the past 12 months reveals that positive performance was broad-based, achieved across pharmaceuticals, medical devices, information services, and alternative site health services. Negative performance was clustered among health maintenance organizations (HMOs) and some biotech seedlings that to date have failed to germinate. Six of the top 20 contributors were large pharmaceutical companies. Top contributor Warner-Lambert received final Food and Drug Administration (FDA) approval for a cholesterol drug and a favorable FDA Advisory Committee recommendation for an oral diabetes drug.

Swiss drug company Ciba-Geigy agreed to merge with Basel neighbor Sandoz AG to create the world's second-largest drug company, Novartis. Pfizer generated superior earnings growth while continuing aggressive research and development efforts that appear likely to drive future growth. Zeneca Group received approval for a new class of oral drugs for asthma and continued to successfully roll out its oncology product line, focused on hormone treatments for cancer. Highly innovative medical device manufacturer Boston Scientific was the second-largest contributor as it assimilated acquisitions that have given the company unique physician franchises and global strategic mass.

      The fund's higher-than-benchmark weighting in HMOs hurt investment performance during 1996. While we believed we had invested in the best-positioned companies and managements --United HealthCare, Oxford Health Plans, and PacifiCare Health Systems -- United HealthCare temporarily lost control of medical-cost inflation in its managed care plans in the second quarter and failed to meet earnings expectations. While we held tough during Wall Street's ensuing punishment of the HMO sector, we eliminated positions in United and Oxford after they had recovered from their lows. The lesson: even the best managements cannot avoid cyclical pressures on margins.

      Our higher biotech weighting also hurt performance. While some companies such as Biogen and PathoGenesis (a Seattle company which completed Phase III clinical trials for its inhaled antibiotic for cystic fibrosis) were strong performers, others such as ImmuLogic Pharmaceutical, GalaGen, and Cell Genesys were laggards. We increased our positions in GalaGen and Cell Genesys because their managements and business opportunities have not changed, while valuations have become more compelling. We are closely monitoring ImmuLogic after a corporate partner terminated its relationship with the company, Phase III clinical trials were delayed, and the chief executive was fired.

FOCUS ON BIOTECHNOLOGY

      Your fund has relatively more exposure than other health care funds to biotechnology companies, with a particular emphasis on emerging, smaller-cap stocks. While this is consistent with our search for innovation, the mix between established, larger-cap companies like Amgen and smaller, development-stage companies like current holding NPS Pharmaceuticals will change based on relative valuations.

Our commitment is based on a long-held belief that smaller, flexible biotech companies discover and develop innovative products addressing therapeutic voids. These voids have historically been overlooked by the traditional pharmaceutical companies, which chose instead to develop "me-too" drugs. Moreover, the global biopharmaceutical industry is characterized by extremely high returns on invested capital for mature companies with proprietary products. We believe that as the biotech industry matures, it will realize returns similar to the pharmaceutical industry, and perhaps higher. Of course, the risks associated with achieving these returns will be higher as well.

The Biotechnology Industry
Versus Pharmaceutical Giants


  1996 Estimated          Public
  Financials             Biotech*               Amgen                Merck
----------------------------------------------------------------------------

  Product Sales       $5 billion         $2.1 billion        $13.1 billion
 ............................................................................

  Revenues            $7 billion         $2.2 billion        $19.9 billion
 ............................................................................

  R&D Spending      $4.1 billion       $0.525 billion         $1.6 billion
 ............................................................................

  Net Income       -$2.9 billion       $0.660 billion         $3.8 billion
 ............................................................................

  Companies                  180                    1                    1
 ............................................................................

  Employees               32,000                4,300               46,000
 ............................................................................

  Late Stage
  Products       130 (Phase III)     15 (Phase I-III)     34 (Phase I-III)

 ............................................................................

  Market Cap         $65 billion          $15 billion         $100 billion
 ............................................................................

  Market Cap/
  Product Revenues         13.0X                 7.1X                 7.6X
 ............................................................................

  Market Cap/R&D           15.9X                28.6X                62.5X
 ............................................................................

  * Public biotech excludes Amgen

  Source: Company Reports; Ernst & Young; T. Rowe Price estimates


A comparison of the aggregate financials of the biotechnology industry to Merck or Amgen suggests that biotech investors are receiving more research bang for the market capitalization buck, as shown in the table.

While research spending does not equate to productivity, we believe that investors can buy more emerging value in the biotech industry as a whole than by buying larger capitalization drug or pharmaceutical companies. Of course, the high operating profits at these bigger companies result in higher market caps and lower risk, while the lack of profits at biotech companies compresses valuations and increases risk.

However, the biotech industry is finally coming of age with more than 130 products in late-stage (i.e., Phase III) clinical trials. Yet, the timing of investment in these emerging companies presents a challenge since the biotech sector is arguably the most inefficiently researched and emotionally driven of the health care landscape.

Public market investment in biotechnology is difficult for several reasons. First, product development cycles extend up to eight years, far longer than the time needed to bring a new computer chip, Internet software, or blockbuster movie to market. Second, biotechnology represents science in a fishbowl, proceeding in fits and starts. Therefore, even ultimate stars will experience difficult periods. Third, companies are perennially undercapitalized since it takes up to $300 million in losses to bring a product to market. Fourth, managements can often choose when to raise capital and have a tremendous information advantage over investors.


 ...EVEN ULTIMATE STARS WILL EXPERIENCE DIFFICULT PERIODS.

When the biotech group is hot, so-called "momentum" investors flock to the group, pushing prices and valuations up substantially, often during a relatively short period. When the group is cold, moderate selling combined with a complete absence of buyers results in dramatic price declines. Attempting to time the sector precisely is a fool's game. We prefer to focus on valuations, own the good companies at the right price, and hold on unless the investment thesis changes or valuations become detached from reality.

In judging whether a biotechnology company is attractive over the long term, we have several criteria. First, high-quality management that mixes an understanding of science, drug development, and the pharmaceutical business with the realities of Wall Street; second, broadly enabling, proprietary technology that is capable of generating multiple product opportunities; and finally, adequate capital. We prefer companies that establish meaningful but realizable milestones that will permit management to raise additional funds in a reasonable time frame.

OUTLOOK

We remain bullish on the long-term outlook for health care stocks. For the near term, we are concerned about the strong recovery in valuations in the health care sector since the bottom was reached in the spring of 1994. With higher interest rates, a stronger U.S. dollar, and recent employment data suggesting a stronger U.S. economy, investors seeking the absolute highest relative earnings growth could rotate out of health care stocks into more economically sensitive issues.

While we expect the Republican-controlled Congress to mute any draconian health care reform efforts by the Clinton administration, a change in leadership at the FDA could slow the pace of new product approvals, and the Health Care Financing Administration could again consider changes in reimbursement for health care services. Reform of the Medicare system appears likely, and managed care will put steady pressure on escalating health care costs.

Given strong underlying demand, proprietary technology-driven innovation, and high returns on invested capital, we believe that health care stocks are attractive over the long run. A good approach to investing in this fund is to dollar cost average, committing an equal amount of money at regular intervals. As a shareholder, I invest in the fund on a regular basis.

Thank you for your continued support.


Respectfully submitted,

/s/Joseph Klein III

Joseph Klein III
Executive Vice President and
Chairman of the Investment Advisory Committee

January 22, 1997

Sticking To Your Game Plan

                  TIME REDUCES VOLATILITY OF MARKET RETURNS
                -----------------------------------------------
                (Annualized Returns for Best and Worst Period:
                     Rolling Periods From 1950 to 1996*)


[AN 8-BAR CHART SHOWING BEST AND WORST ANNUALIZED TOTAL RETURNS OF STOCKS FOR VARIOUS ROLLING TIME PERIODS BETWEEN 1950 AND 1996.]


     *From 1950-1996, there were 47 one-year periods; 42 five-year periods; 37 ten-year periods; and 27 twenty-year periods.

      Source: T. Rowe Price Associates; data from Ibbotson Associates.

      Chart is for illustrative purposes only and is not intended to represent the past performance or future results of any specific securities.

A year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value./1/

Above all, remember that investing is a long-distance race, not a sprint. /1/ Ned Davis Research.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS

                                                               Percent of
                                                               Net Assets
                                                                 12/31/96
  ------------------------------------------------------------------------
  Apria Healthcare                                                    3.9%
  ........................................................................
  Dentsply International                                              3.6
  ........................................................................
  Warner-Lambert                                                      3.1
  ........................................................................
  Novartis                                                            2.5
  ........................................................................
  Quorum Health Group                                                 2.3
  ------------------------------------------------------------------------

  Medic Computer Systems                                              2.1
  ........................................................................
  Collagen                                                            1.9
  ........................................................................
  Stericycle                                                          1.9
  ........................................................................
  Renal Care Group                                                    1.8
  ........................................................................
  IDX Systems                                                         1.8
  ------------------------------------------------------------------------

  PacifiCare Health Systems                                           1.7
  ........................................................................
  American Oncology Resources                                         1.7
  ........................................................................
  Schering-Plough                                                     1.7
  ........................................................................
  UICI                                                                1.7
  ........................................................................
  Genentech                                                           1.7
  ------------------------------------------------------------------------

  Nationwide Health Properties                                        1.6
  ........................................................................
  Physician Reliance Network                                          1.6
  ........................................................................
  Boston Scientific                                                   1.6
  ........................................................................
  Omnicare                                                            1.5
  ........................................................................
  Diagnostic Products                                                 1.5
  ------------------------------------------------------------------------

  NPS Pharmaceuticals                                                 1.5
  ........................................................................
  Synaptic Pharmaceutical                                             1.4
  ........................................................................
  Utah Medical Products                                               1.4
  ........................................................................
  American Health Properties                                          1.4
  ........................................................................
  Life Technologies                                                   1.3
  ------------------------------------------------------------------------

  Total                                                              48.2%

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

  6 Months Ended December 31, 1996

  Ten Best Contributors                         Ten Worst Contributors
  ------------------------------------------------------------------------------
  Warner-Lambert     14(cent)                   Apria Healthcare      - 17(cent)
  ...........................................  .................................
  Boston Scientific                    9        United HealthCare **    12
  ...........................................  .................................
  PacifiCare Health Systems            7        ReSound                  7
  ...........................................  .................................
  American Oncology Resources *        7        Xenova Group             6
  ...........................................  .................................
  UICI                                 6        Diagnostic Products *    5
  ...........................................  .................................
  Biogen **                            6        Oncogene Science         5
  ...........................................  .................................
  Stryker                              6        Global Pharmaceutical    4
  ...........................................  .................................
  Stericycle                           6        GalaGen                  4
  ...........................................  .................................
  Medic Computer Systems               5        Neurex **                3
  ...........................................  .................................
  PathoGenesis                         5        Cerner **                3
  -------------------------------------------  ---------------------------------
  Total                               71(cent)  Total                 - 66(cent)

  12 Months Ended December 31, 1996

  Ten Best Contributors                         Ten Worst Contributors
  ------------------------------------------------------------------------------
  Warner-Lambert *                    15(cent)  United HealthCare **  - 17(cent)
  ............................................  ................................
  Boston Scientific *                 14        Physicians Health Service **13
  ............................................  ................................
  Cardinal Health *                   11        ImmuLogic Pharmaceutical *  12
  ............................................  ................................
  Ciba-Geigy ***                      11        Apria Healthcare *           7
  ............................................  ................................
  National Data **                    11        Watson Pharmaceuticals **    7
  ............................................  ................................
  OccuSystems *                       11        ReSound *                    6
  ............................................  ................................
  UICI *                               8        Diagnostic Products *        5
  ............................................  ................................
  Renal Care Group *                   8        IVAX **                      4
  ............................................  ................................
  Quorum Health Group *                8        GalaGen *                    4
  ............................................  ................................
  ESC Medical Systems **               8        Cell Genesys *               4
  --------------------------------------------  --------------------------------
  Total                              105(cent)  Total                - 79(cent)

   *Position added
  **Position eliminated
 ***Merged with Sandoz to create Novartis

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

  This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


  HEALTH SCIENCES FUND
  ------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                                   Health
                                       S&P 500     Sciences
                                       Index       Fund
                          12/31/95     10,000      10,000
                          12/96        12,296      12,675


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

  This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                    Inception
  Periods Ended 12/31/96                             1 Year              Date
--------------------------------------------------------------------------------
  Health Sciences Fund                               26.75%          12/31/95
 ................................................................................

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                                      12/31/95
                                                                            to
                                                                      12/31/96
  NET ASSET VALUE
  Beginning of period                                               $    10.00
                                                                    ............
  Investment activities
    Net investment income                                                (0.03)*
    Net realized and
    unrealized gain (loss)                                                2.70
                                                                    ............

    Total from
    investment activities                                                 2.67
                                                                    ............

  Distributions
    Net realized gain                                                    (0.40)
                                                                    ............

  NET ASSET VALUE
  End of period                                                     $    12.27
                                                                    ------------

  Ratios/Supplemental Data

  Total return                                                           26.75%*
  ..............................................................................
  Ratio of expenses to
  average net assets                                                      1.35%*
  ..............................................................................
  Ratio of net investment
  income to average
  net assets                                                            (0.32)%*
  ..............................................................................
  Portfolio turnover rate                                                133.1%
  ..............................................................................
  Average commission rate paid                                      $   0.1647
  ..............................................................................
  Net assets, end of period
  (in thousands)                                                    $  193,958
  ..............................................................................

* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/97.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996

STATEMENT OF NET ASSETS                               Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       COMMON STOCKS & WARRANTS  96.2%

       ALTERNATE SITE HEALTH
       CARE DELIVERY  8.1%

       Dialysis  3.1%
       Renal Care Group *                                110,000   $       3,513
       .........................................................................
       Vivra *                                            90,000           2,486
       .........................................................................
                                                                           5,999
                                                                   .............
       Home Health Care  3.9%
       Apria Healthcare *                                400,000           7,500
       .........................................................................
                                                                           7,500
                                                                   .............
       Specialized Home Health  0.8%
       Raytel Medical *                                  150,000           1,575
       .........................................................................
                                                                           1,575
                                                                   .............
       Surgery Centers  0.3%
       Medical Alliance *                                 50,000             575
       .........................................................................
                                                                             575
                                                                   .............
       Total Alternate Site Health Care Delivery                          15,649
                                                                   .............


       BIOTECHNOLOGY  23.0%

       U.S. Major - Biotechnology  2.0%
       Genentech *                                        60,000           3,217
       .........................................................................
       Immunex *                                          37,000             717
       .........................................................................
                                                                           3,934
                                                                   .............

       Antibodies  0.5%
       Cell Genesys *                                    110,000             997
       .........................................................................
                                                                             997
                                                                   .............

       Antisense  1.0%
       Gilead Sciences *                                  80,000           1,995
       .........................................................................
                                                                           1,995
                                                                   .............
       Biomaterials  1.9%
       Collagen                                          200,000           3,675
       .........................................................................
                                                                           3,675
                                                                   .............
       Combinatorial Chemistry  1.1%
       Pharmacopeia *                                    112,500           2,166
       .........................................................................
                                                                           2,166
                                                                   .............
       Genomics  0.8%
       Affymetrix *                                       64,700           1,310
       .........................................................................
       Millennium Pharmaceuticals *                       15,000             260
 ................................................................................
                                                                           1,570
                                                                   .............

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------


                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Neuroscience  1.8%
       Cephalon *                                                           71,600   $       1,455
       .............................................................................................
       Guilford Pharmaceuticals *                                           87,000           1,979
       .............................................................................................
                                                                                             3,434
                                                                                     ...............
       Rational Drug Design  2.0%
       Oncogene Science *                                                  177,000           1,095
       .............................................................................................
       Synaptic Pharmaceutical *                                           220,000           2,723
       .............................................................................................
                                                                                             3,818
                                                                                     ...............
       Vaccines  0.7%
       ImmuLogic Pharmaceutical *                                          204,700           1,343
       .............................................................................................
                                                                                             1,343
                                                                                     ...............
       Biotech/Cardiovascular  1.0%
       COR Therapeutics *                                                  195,200           1,940
       .............................................................................................
                                                                                             1,940
                                                                                     ...............
       Other Biotechnology  10.2%
       Bone Care International *                                           107,500             833
       .............................................................................................
       Corvas International *                                              200,000           1,100
       .............................................................................................
       Creative Biomolecules *                                             100,000           1,025
       .............................................................................................
       GalaGen *+                                                          408,800           1,814
       .............................................................................................
       Ligand Pharmaceuticals (Class B) *                                  125,000           1,867
       .............................................................................................
       Magainin Pharmaceuticals *                                           40,600             386
       .............................................................................................
       Magainin Pharmaceuticals, warrants, 8/15/01 *                        84,325               0
       .............................................................................................
       Magainin Pharmaceuticals *++                                        129,730           1,094
       .............................................................................................
       MedImmune *                                                          82,200           1,418
       .............................................................................................
       MGI PHARMA *                                                        500,000           2,172
       .............................................................................................
       NPS Pharmaceuticals *                                               255,000           2,821
       .............................................................................................
       PathoGenesis *                                                       90,000           1,935
       .............................................................................................
       Protein Design Labs *                                                25,400             921
       .............................................................................................
       Xenova Group (GBP) *                                                363,000           1,306
       .............................................................................................
       Xenova Group ADR *                                                  337,000           1,074
       .............................................................................................
                                                                                            19,766
                                                                                     ...............
       Total Biotechnology                                                                  44,638
                                                                                     ...............

       ENVIRONMENTAL SERVICES  1.9%

       Waste Management  1.9%
       Stericycle *                                                        325,000           3,656
       .............................................................................................
       Total Environmental Services                                                          3,656
                                                                                     ...............

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------

                                                                 Shares/Par           Value
---------------------------------------------------------------------------------------------
                                                                               In thousands
HEALTH CARE AND LIFE SCIENCE
DISTRIBUTION  1.0%

Drug Distribution  1.0%

Cardinal Health                                                      33,000   $       1,922
 .............................................................................................
Total Health Care and Life Science Distribution                                       1,922
                                                                              ...............

HEALTH CARE INFORMATION SYSTEMS  3.9%

Physician Information Systems  3.9%
IDX Systems *                                                       122,000           3,508
 .............................................................................................
Medic Computer Systems *                                            100,000           4,031
 .............................................................................................
Total Health Care Information Systems                                                 7,539
                                                                              ...............

HEALTH CARE REITS  3.0%

Health Care REITS  3.0%
American Health Properties                                          110,000           2,626
 .............................................................................................
Nationwide Health Properties                                        130,000           3,153
 .............................................................................................
Total Health Care REITS                                                               5,779
                                                                              ...............

HOSPITAL MANAGEMENT  3.3%

Acute Care  3.3%
Columbia/HCA Healthcare                                              50,000           2,037
 .............................................................................................
Quorum Health Group *                                               150,000           4,444
 .............................................................................................
Total Hospital Management                                                             6,481
                                                                              ...............

HOSPITAL SUPPLY AND MEDICAL DEVICE
TECHNOLOGY  16.5%

Dental  3.5%
Dentsply International                                              144,900           6,892
 .............................................................................................
                                                                                      6,892
                                                                              ...............
Medical Device Technology  13.0%
Arrow International                                                  75,000           2,128
 .............................................................................................
Boston Scientific *                                                  50,700           3,042
 .............................................................................................
CardioGenesis *                                                      33,100             385
 .............................................................................................
Cholestech *                                                        120,000             667
 .............................................................................................

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------


                                                                 Shares/Par           Value
---------------------------------------------------------------------------------------------
                                                                               In thousands
DePuy *                                                             100,000   $       2,025
 .............................................................................................
Diagnostic Products                                                 110,000           2,846
 .............................................................................................
Haemonetics *                                                        50,000             944
 .............................................................................................
Imagyn Medical *                                                     50,000             391
 .............................................................................................
Incontrol *                                                         120,000             945
 .............................................................................................
Medtronic                                                            20,000           1,360
 .............................................................................................
Novoste *                                                           110,000           1,478
 .............................................................................................
ReSound *++                                                         223,256           1,419
 .............................................................................................
Stryker                                                              60,000           1,796
 .............................................................................................
UroHealth Systems (Class A) *                                       120,000             930
 .............................................................................................
Utah Medical Products *                                             200,000           2,675
 .............................................................................................
VISX *                                                               36,300             810
 .............................................................................................
Vital Signs                                                          50,900           1,327
 .............................................................................................
                                                                                     25,168
                                                                              ...............
Total Hospital Supply and Medical Device Technology                                  32,060
                                                                              ...............

LABORATORY SUPPLIES AND
EQUIPMENT  3.8%

Capital Equipment  0.9%
NeoPath *                                                           100,000           1,838
 .............................................................................................
                                                                                      1,838
                                                                              ...............
Consumables  2.3%
CN Biosciences *                                                     18,000             331
 .............................................................................................
Life Technologies                                                   100,000           2,493
 .............................................................................................
Sybron International *                                               48,000           1,584
 .............................................................................................
                                                                                      4,408
                                                                              ...............
Separation Technology  0.6%
PerSeptive Biosystems *                                              70,000             479
 .............................................................................................
Visible Genetics *                                                   70,000             639
 .............................................................................................
                                                                                      1,118
                                                                              ...............
Total Laboratory Supplies and Equipment                                               7,364
                                                                              ...............

LONG-TERM AND SUB-ACUTE CARE  0.8%

Nursing Homes/Sub-Acute  0.8%
Vencor *                                                             50,000           1,581
 .............................................................................................
Total Long-Term and Sub-Acute Care                                                    1,581
                                                                              ...............


T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------


                                                                 Shares/Par           Value
---------------------------------------------------------------------------------------------
                                                                               In thousands
MANAGED CARE: HMOS  1.7%

California  1.7%
PacifiCare Health Systems (Class A) *                                10,000   $         819
 .............................................................................................
PacifiCare Health Systems (Class B) *                                28,800           2,451
 .............................................................................................
Total Managed Care: HMOs                                                              3,270
                                                                              ...............

MANAGED CARE: SPECIALTY COST  1.9%

Pharmacy Benefit Management  1.9%
Capstone Pharmacy Services *                                         75,000             844
 .............................................................................................
Omnicare                                                             90,000           2,891
 .............................................................................................
Total Managed Care: Specialty Cost                                                    3,735
                                                                              ...............

PHARMACEUTICALS  19.0%

U.S. Major - Pharmaceuticals  9.3%
Bristol-Myers Squibb                                                 20,000           2,175
 .............................................................................................
Eli Lilly                                                            30,000           2,190
 .............................................................................................
Merck                                                                30,000           2,378
 .............................................................................................
Pfizer                                                               25,000           2,072
 .............................................................................................
Schering-Plough                                                      50,000           3,237
 .............................................................................................
Warner-Lambert                                                       80,000           6,000
 .............................................................................................
                                                                                     18,052
                                                                              ...............
U.K. Major - Pharmaceuticals  1.0%
Zeneca Group (GBP) *                                                 70,000           1,973
 .............................................................................................
                                                                                      1,973
                                                                              ...............
European Major - Pharmaceuticals  6.8%
Altana (DEM) *                                                        2,000           1,557
 .............................................................................................
Astra (Class B) (SEK)                                                50,000           2,412
 .............................................................................................
Bayer (DEM)                                                          40,000           1,638
 .............................................................................................
Hoechst (DEM)                                                        30,000           1,407
 .............................................................................................
Novartis (CHF)                                                        4,199           4,809
 .............................................................................................
Roussel UCLAF (FRF)                                                   5,000           1,471
 .............................................................................................
                                                                                     13,294
                                                                              ...............
Generics  1.9%
Global Pharmaceutical *                                             200,000           1,375
 .............................................................................................
NaPro BioTherapeutics *                                             211,000           2,242
 .............................................................................................
                                                                                      3,617
                                                                              ...............
Total Pharmaceuticals                                                                36,936
                                                                              ...............


T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------


                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       PHYSICIAN PRACTICE MANAGEMENT  5.8%

       Emergency/Primary Care  1.3%
       EmCare Holdings *                                                    50,000   $       1,147
       .............................................................................................
       Inphynet Medical Management *                                        76,700           1,352
       .............................................................................................
                                                                                             2,499
                                                                                     ...............
       Specialists  4.5%
       American Oncology Resources *                                       320,000           3,260
       .............................................................................................
       OccuSystems *                                                        90,000           2,419
       .............................................................................................
       Physician Reliance Network *                                        400,000           3,075
       .............................................................................................
                                                                                             8,754
                                                                                     ...............
       Total Physician Practice Management                                                  11,253
                                                                                     ...............

       VENDORS HEALTHCARE AND
       LIFE SCIENCE  1.7%

       Vendors to Health Science Companies  1.7%
       UICI *                                                              100,000           3,231
       .............................................................................................
       Total Vendors Healthcare and Life Science                                             3,231
                                                                                     ...............
       Miscellaneous Common Stocks  0.8%                                                     1,524
                                                                                     ...............

       Total Common Stocks & Warrants (Cost $181,550)                                      186,618
                                                                                     ...............

       CONVERTIBLE BONDS  0.5%

       UroMed (144a), Sub. Notes, 6.00%, 10/15/03                       $1,000,000             941
       .............................................................................................

       Total Convertible Bonds (Cost $1,004)                                                   941
                                                                                     ...............

       SHORT-TERM INVESTMENTS  3.6%

       Commercial Paper  3.6%

       Investments in Commercial Paper through a joint account
                6.75%-7.10%, 1/2/97                                      6,978,814           6,977
       .............................................................................................

       Total Short-Term Investments (Cost $6,977)                                            6,977
                                                                                     ...............


T. ROWE PRICE HEALTH SCIENCES FUND
------------------------------------------------------------------------

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands
 Total Investments in Securities
 100.3% of Net Assets (Cost $189,531)                              $     194,536

 Other Assets Less Liabilities                                              (578)
                                                                   .............

 NET ASSETS                                                        $     193,958
                                                                   -------------
 Net Assets Consist of:
 Accumulated net realized gain/loss - net of distributions                   408
 Net unrealized gain (loss)                                                5,004
 Paid-in-capital applicable to 15,810,454 shares of $0.0001 par
 value capital stock outstanding; 1,000,000,000 shares authorized        188,546
                                                                   .............

 NET ASSETS                                                        $     193,958
                                                                   -------------

 NET ASSET VALUE PER SHARE                                         $       12.27
                                                                   -------------




 *   Non-income producing
 +   Affiliated company
++ Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 1.30% of net assets.
REIT Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-- total of such securities at year-end amounts to 0.49% of net assets.
CHF  Swiss franc
DEM  German deutschemark
FRF  French franc
GBP  British sterling
SEK  Swedish krona

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                    12/31/95
                                                                          to
                                                                    12/31/96
Investment Income
Income
  Dividend                                                     $         778
  Interest                                                               520
                                                               ..............
  Total income                                                         1,298
                                                               ..............

Expenses
  Investment management                                                  750
  Shareholder servicing                                                  655
  Custody and accounting                                                 106
  Registration                                                            87
  Prospectus and shareholder reports                                      68
  Legal and audit                                                          8
  Directors                                                                7
  Miscellaneous                                                           13
                                                               ..............
  Total expenses                                                       1,694
                                                               ..............
Net investment income                                                   (396)
                                                               ..............


Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
  Securities                                                           6,887
  Foreign currency transactions                                          (19)
                                                               ..............
  Net realized gain (loss)                                             6,868
                                                               ..............

Change in net unrealized gain or loss on
  Securities                                                           5,005
  Other assets and liabilities
  denominated in foreign currencies                                       (1)
                                                               ..............
  Change in net unrealized gain or loss                                5,004
                                                               ..............

Net realized and unrealized gain (loss)                               11,872
                                                               ..............

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                         $      11,476
                                                               --------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------



STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
In thousands


                                                                12/31/95
                                                                      to
                                                                12/31/96
Increase (Decrease) in Net Assets
Operations
  Net investment income                                      $       (396)
  Net realized gain (loss)                                          6,868
  Change in net unrealized gain or loss                             5,004
                                                             ................
  Increase (decrease) in net assets from operations                11,476
                                                             ................

Distributions to shareholders
  Net realized gain                                                (6,074)
                                                             ................

Capital share transactions*
  Shares sold                                                     270,973
  Distributions reinvested                                          5,861
  Shares redeemed                                                 (88,378)
                                                             ................
  Increase (decrease) in net assets from capital
  share transactions                                              188,456
                                                             ................

Net Assets
Increase (decrease) during period                                 193,858
Beginning of period                                                   100
                                                             ................

End of period                                                $    193,958
                                                             ----------------

Share information
  Shares sold                                                      22,758
  Distributions reinvested                                            484
  Shares redeemed                                                  (7,442)
                                                             ................
  Increase (decrease) in shares outstanding                        15,800

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES


    T. Rowe Price Health Sciences, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1995.

    Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

    Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

    For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

    Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

    Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------



    Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

    Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $329,946,000 and $155,834,000, respectively, for the period ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the period ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

------------------------------------------------------------------------
Undistributed net investment income                       $    396,000
Undistributed net realized gain                               (386,000)
Paid-in-capital                                                (10,000)

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $189,531,000, and net unrealized gain

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

aggregated $5,005,000, of which $17,334,000 related to appreciated investments and $12,329,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $123,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the period then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.35%. Thereafter, through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of net expenses to average net assets to exceed 1.35%. Pursuant to this agreement, $101,000 of management fees were not accrued by the fund for the period ended December 31, 1996.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $507,000 for the period ended December 31, 1996, of which $58,000 was payable at period-end.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Health Sciences Fund, Inc.

    We have audited the accompanying statement of net assets of T. Rowe Price Health Sciences Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the period from December 31, 1995 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
    T. Rowe Price Health Sciences Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

    COOPERS & LYBRAND L.L.P.
    Baltimore, Maryland
    January 20, 1997

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Health Sciences Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor     RPRTHSF  12/31/96